Initial Public Offering	6 Months Ended
Jun. 30, 2012
Initial Public Offering

(7) Initial Public Offering

In March 2012, the Company completed the sale of 9,775,000 shares of common stock, including the underwriters’ exercise of an over-allotment option, at a price of $19.00 per share. A total of $185.7 million in gross proceeds was raised in the initial public offering. After deducting the underwriting discount of $13.0 million and offering expenses of $3.0 million, net proceeds were $169.7 million.

Upon the closing of the Company’s initial public offering, the 23,467,219 shares of the Company’s outstanding convertible preferred stock converted, on a two-for-one basis, into 46,934,438 shares of common stock.